Exhibit 10.1.1

AMENDMENT NO. 1

TO

THE INTERCOMPANY AGREEMENT

THIS AMENDMENT NO. 1 (the “Amendment”) TO THE INTERCOMPANY AGREEMENT dated as of March 10, 1997, by and between Nationwide Mutual Insurance Company, an Ohio mutual insurance company (“Mutual”), Nationwide Financial Services, Inc., a Delaware corporation (“NFS”) and Nationwide Corporation, an Ohio corporation (“Nationwide”), is effective the 1st day of May, 1999. NFS, Mutual and Nationwide shall be collectively referred to herein as the “Parties.”

WHEREAS, The Parties entered into the Intercompany Agreement, dated as of March 10, 1997 (the “Agreement”);

WHEREAS, NFS wishes to amend Section 4.5, Section 12.8(b), Exhibit A and Exhibit B of the Agreement; and

WHEREAS, pursuant to Section 12.8(b) of the Agreement, NFS has obtained the approval of a majority of the directors of NFS who are not Interested Directors to amend Section 4.5 and Section 12.8(b) of the Agreement as evidenced by the Request And Consent to Amend the Intercompany Agreement executed by the directors of NFS who are not Interested Directors as of June _, 2004;

WHEREAS, pursuant to Section 4.3(b) of the Agreement, NFS has obtained the consent of Mutual to amend Exhibit A of the Agreement as evidenced by the Request And Consent to Amend the Intercompany Agreement executed by the Parties as of June _, 2004; and,

WHEREAS, pursuant to Section 12.8(a) of the Agreement, NFS has obtained the consent of Mutual and Nationwide to amend Exhibit B of the Agreement as evidenced by the Request And Consent to Amend the Intercompany Agreement executed by the Parties as of June _, 2004;

NOW, THEREFORE, in consideration of the premises and the mutual terms, conditions and other agreements set forth herein, intending to be legally bound, the parties hereby agree as follows:

1. Amendment of Section 4.5: The insertion of the following language after the first sentence of Section 4.5 of the Agreement and before the second sentence of Section 4.5 of the Agreement:

“Additionally, NFS and Nationwide agree and acknowledge that, pursuant to a cost sharing arrangement, NFS reimburses Nationwide for all other marketing and advertising costs associated with NFS’ use of the Marks.”

2. Amendment of Section 12.8(b): Section 12.8(b) of the Agreement is hereby deleted in its entirety and replaced with the following language:

“(b) Nationwide, NWC and NFS hereby agree that no amendment of Articles III, IV, V, VIII and X of this Agreement or to this Section 12.8(b) shall be effective until approved by a majority of those directors of NFS who are not Interested

Directors; provided that approval by a majority of those directors of NFS who are not Interested Directors shall not be required for any amendment to Exhibit A and Exhibit B of the Agreement.”

3. Amendment of Exhibit A. Exhibit A of the Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto.

4. Amendment of Exhibit B. Exhibit B of the Agreement is hereby deleted in its entirety and replaced with Exhibit B attached hereto.

5. No Further Modifications. The Parties agree that all other provisions, terms and conditions of the Agreement not modified herein, shall remain in full force and effect and except as expressly stated in this Amendment, there are no other modifications to the Agreement.

6. Definition. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Agreement.

7. Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Ohio, without giving effect to principles of conflicts of laws.

8. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9. Headings. The section and paragraph headings contained in this Amendment are for reference purposes only and shall not affect in any way the meaning or interpretation of this Amendment.

REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Amendment to evidence their agreement and acceptance of its terms dated as of this              day of February, 2005.

NATIONWIDE CORPORATION		NATIONWIDE FINANCIAL SERVICES, INC.

By:		By:
	W. G. Jurgensen President and Chief Executive Officer		Mark R. Thresher President and Chief Operating Officer

NATIONWIDE MUTUAL INSURANCE COMPANY

By:
W. G. Jurgensen Chief Executive Officer

EXHIBIT A

Nationwide Financial®

Nationwide Financial Services®

Nationwide Is On Your Side®

Nationwide Is On Your Side jingle

On Your SideSM

Life comes at you fastSM

1-877-ONYOURSIDESM

Eagle Advantage®

Eagle Plus®

Eagle Choice®

EXHIBIT B

Adherence to the Nationwide Brand Identity Standards or other applicable brand guidelines as promulgated, from time to time.